UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Berry Global Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35672	20-5234618
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices)

Registrant’s telephone number: (812) 424-2904

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	BERY	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 30, 2025 (the “Closing Date”), Berry Global Group, Inc., a Delaware corporation (“Berry”), completed its previously announced merger with Amcor plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Amcor”), and Aurora Spirit, Inc., a Delaware corporation and wholly-owned subsidiary of Amcor (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated November 19, 2024 (the “Merger Agreement”), by and among Berry, Amcor and Merger Sub. Pursuant to the Merger Agreement, Merger Sub merged with and into Berry (the “Merger”), with Berry surviving such Merger as a wholly-owned subsidiary of Amcor (also referred to herein as the “Surviving Corporation”).

Item 1.02. Termination of Material Definitive Agreement.

Repayment and Termination of Existing Credit Facilities

In connection with the completion of the Merger, on the Closing Date, Berry Global, Inc. (“BGI”) repaid in full the outstanding indebtedness and certain obligations under and terminated that certain fourth amended and restated revolving credit agreement, dated as of June 22, 20f23 (as amended, amended and restated, modified, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Existing Revolving Credit Agreement”), by and among BGI, Berry, Berry Plastics Canada Inc., RPC Group Limited, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent. The Existing Revolving Credit Agreement provided for a senior-secured $1,000,000,000 revolving facility and a $165,000,000 letter of credit sublimit. Certain letters of credit, hedging arrangements and other treasury management arrangements secured by the collateral thereunder will remain outstanding and be assumed on an unsecured basis by Amcor.

Further, in connection with the completion of the Merger, on the Closing Date, BGI repaid in full the outstanding indebtedness and obligations under and terminated that certain second amended and restated term loan credit agreement, dated as of April 3, 2007 (as amended, amended and restated, modified, extended, restated, replaced, supplemented or otherwise modified from time to time), by and among BGI, Berry, the lenders from time to time party thereto and UBS AG, Stamford Branch, as administrative agent and collateral agent.

Satisfaction and Discharge of Second Priority Senior Secured Notes

On April 16, 2025, BGI delivered notices of conditional full redemption to redeem, on May 16, 2025 (the “Redemption Date”), all of BGI’s outstanding (i) 4.500% Second Priority Senior Secured Notes due 2026 (the “4.500% Notes”) under that certain Indenture, dated as of January 26, 2018 (the “4.500% Notes Indenture”), among BGI, the guarantors party thereto and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “4.500% Notes Trustee”) and collateral agent and (ii) 5.625% Second Priority Senior Secured Notes due 2027 (together with the 4.500% Notes, the “Notes”) under that certain Indenture, dated as of June 5, 2019 (the “Original 5.625% Indenture”), between Berry Global Escrow Corporation (the “Escrow Issuer”) and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (together with the 4.500% Notes Trustee, the “Trustees”) and collateral agent, as amended by that First Supplemental Indenture, dated as of July 1, 2019 (together with the Original 5.625% Indenture, the “5.625% Notes Indenture”; and the 5.625% Notes Indenture, together with the 4.500% Notes Indenture, the “Indentures”), pursuant to which BGI assumed the obligations of the Escrow Issuer and the guarantors party thereto guaranteed such obligations. The redemption of each series of Notes was conditioned upon the completion of the Merger, which was satisfied at the effective time of the Merger (the “Effective Time”).

In connection with the completion of the Merger, on the Closing Date, BGI irrevocably deposited with the Trustees funds, in trust solely for the benefit of the holders of each series of the Notes, in an amount sufficient to pay and discharge the entire indebtedness on the Notes on the Redemption Date in order to satisfy and discharge its obligations under each series of the Notes and the applicable Indentures. The redemption price for each series of Notes is equal to 100.000% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated by reference into this Item 2.01. Pursuant to the Merger Agreement, at the Effective Time, each share of Berry common stock, $0.01 par value per share (“Berry Common Stock”), issued and outstanding (excluding shares held by Berry as treasury stock immediately prior to the Effective Time) was converted into the right to receive 7.25 (the “Exchange Ratio”) fully paid and nonassessable Amcor ordinary shares, $0.01 par value per share (“Amcor Ordinary Shares”) and, if applicable, cash in lieu of fractional shares, less any applicable withholding taxes and without interest.

Also at the Effective Time:

•	each Berry time-vesting restricted stock unit award (a “Berry RSU Award”) that was vested or became vested as of the Effective Time (“Berry Vested RSU Award”) was cancelled and converted into the right to receive (i) the number of Amcor Ordinary Shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry Common Stock subject to the Berry Vested RSU Award immediately prior to the Effective Time, and (b) the Exchange Ratio, less applicable tax withholding, and (ii) a cash amount equal to the Berry dividend equivalent rights (“Berry DERs”) corresponding to the Berry Vested RSU Award, less applicable tax withholding;

•	each Berry RSU Award that was unvested as of the Effective Time (a “Berry Unvested RSU Award”) was cancelled and converted into (i) a time-based restricted stock unit award of Amcor (an “Amcor RSU Award”), relating to a number of Amcor Ordinary Shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry Common Stock subject to the Berry Unvested RSU Award, and (b) the Exchange Ratio, and (ii) an amount in restricted cash equal to the amount that is accrued but unpaid as of the Effective Time with respect to the Berry DERs corresponding to each such Berry Unvested RSU Award. The resulting Amcor RSU Award and restricted cash payment is subject to the same terms and conditions that applied to the corresponding Berry Unvested RSU Award and Berry DER as of immediately prior to the Effective Time;

•	each Berry performance stock unit award (a “Berry PSU Award”) outstanding as of the Effective Time was assumed and converted into (i) an Amcor RSU Award, relating to a number of Amcor Ordinary Shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry Common Stock subject to the Berry PSU Award (with such number of shares of Berry Common Stock determined based upon actual performance through the Effective Time), and (b) the Exchange Ratio, and (ii) an amount in restricted cash equal to the value of any Berry DERs corresponding to each such Berry PSU Award. The resulting Amcor RSU Award and restricted cash payment is subject to the same terms and conditions (including service-based but excluding performance-based vesting conditions and cash settlement features) that applied to the corresponding Berry PSU Award and Berry DER as of immediately prior to the Effective Time;

•	each Berry vested stock option award outstanding as of the Effective Time and each Berry unvested stock option that otherwise would have vested within the 12 month period following the Effective Time (a “Berry Vested Option”) was cancelled and converted into the right to receive (i) a number of Amcor Ordinary Shares, rounded down to the nearest whole number of shares and less applicable tax withholding, equal to the quotient of (a) the product of (1) the excess, if any, of the merger consideration value over the per share exercise price of the applicable Berry Vested Option, multiplied by (2) the number of shares of Berry Common Stock subject to the Berry Vested Option, divided by (b) the volume weighted average price (in U.S. dollars) of an Amcor Ordinary Share over the five (5) business days prior to the Closing Date and (ii) a cash amount equal to the amount that is accrued but unpaid as of the Effective Time with respect to any Berry DERs that corresponded to each such Berry Vested Option. Also at the Effective Time, any Berry Vested Option with an exercise price that was equal to or greater than the merger consideration value was cancelled without consideration other than any accrued but unpaid Berry DERs; and

•	each Berry stock option award outstanding as of the Effective Time that was not a Berry Vested Option (“Berry Unvested Option”) was assumed by Amcor and converted into (i) an Amcor stock option award (an “Amcor Converted Option”) (a) with respect to a number of Amcor Ordinary Shares, rounded down to the nearest share, equal to the product of (1) the number of shares of Berry Common Stock subject to the corresponding Berry Unvested Option, multiplied by (2) the Exchange Ratio, and (b) with an exercise price per Amcor Ordinary Share that is equal to the quotient of (x) the exercise price per share of Berry Common Stock subject to the corresponding Berry Unvested Option immediately prior to the Effective Time, divided by (y) the Exchange Ratio (rounded up to the nearest cent) and (ii) an amount in restricted cash equal to the value of any Berry DERs that were accrued and unpaid as of the Effective Time with respect to each such Berry Unvested Option. The resulting Amcor Converted Option and restricted cash payment is subject to the same terms and conditions (excluding the right to receive future dividend equivalents in excess of the accrued, but unpaid, Berry DERs) that applied to the corresponding Berry Unvested Option and Berry DER as of immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A filed by Berry on November 19, 2024 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, Berry notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and that each outstanding share of Berry Common Stock had been converted into the right to receive Amcor Ordinary Shares. Berry requested that the NYSE (i) halt trading of the Berry Common Stock on the NYSE prior to the open of trading on the Closing Date, (ii) withdraw the Berry Common Stock from listing on the NYSE and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Berry Common Stock is no longer listed on the NYSE and to apply for the deregistration of the Berry Common Stock under Section 12(b) of the Exchange Act, which Form 25 was filed by the NYSE on the Closing Date. As a result, the shares of Berry Common Stock, which previously traded under the symbol “BERY,” will no longer be listed on the NYSE.

In addition, Berry intends to file a certification on Form 15 with the SEC to suspend Berry’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information contained in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time a change in control of Berry occurred and Berry became a wholly-owned subsidiary of Amcor.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, each of Evan Bayh, Jonathan Foster, James Glerum, Jr., Meredith Harper, Idalene Kesner, Kevin Kwilinski, Jill Rahman, Chaney Sheffield, Jr., Robert Steele, Stephen Sterrett and Peter Thomas resigned and ceased to be directors of Berry as of the Effective Time, and the directors of Merger Sub became the directors of Berry, in each case until such director’s successor is elected and qualified or such director’s earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and the General Corporation Law of the State of Delaware.

In accordance with the Merger Agreement, at the Effective Time, Ms. Rahman and Messrs. Foster, Glerum and Sterrett were each appointed by the board of directors of Amcor (the “Amcor Board”) to serve on the Amcor Board, with Mr. Sterrett being appointed to serve as the Deputy Chairman of the Amcor Board.

As of the Effective Time, each of the officers of Berry immediately prior to the Effective Time became officers of the Surviving Corporation, in each case until such officer’s successor is elected and qualified or such officer’s earlier death, resignation, retirement, disqualification or removal, in each case in accordance with the bylaws of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the certificate of incorporation and the bylaws of Berry were amended and restated in their entirety to be in the form of the certificate of incorporation and bylaws of Merger Sub in effect as of immediately prior to the Effective Time, subject to certain changes as set forth in the Merger Agreement. Copies of the amended and restated certificate of incorporation and amended and restated bylaws of the Surviving Corporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 19, 2024, by and among Amcor plc, Aurora Spirit, Inc. and Berry Global Group, Inc. (incorporated by reference to Exhibit 2.1 of Berry’s Current Report on Form 8-K/A filed with the SEC on November 19, 2024).

3.1	Amended and Restated Certificate of Incorporation of Berry Global Group, Inc.

3.2	Amended and Restated Bylaws of Berry Global Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. Berry agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements, including projections as to the anticipated benefits of the Merger, the impact of the Merger on Berry’s and Amcor’s business and future financial and operating results and prospects, the amount and timing of synergies from the Merger, the aggregate amount of indebtedness of the combined company following the closing of the Merger, are based on the current estimates, assumptions and projections of the management of Berry and Amcor, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Berry’s and Amcor’s control. None of Berry, Amcor or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Berry or Amcor. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Berry’s and Amcor’s businesses and the ability to successfully realize expected benefits of the Merger. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to, the risks arising from the integration of the Berry and Amcor businesses; the risk that the anticipated benefits of the Merger may not be realized when expected or at all; the risk of unexpected costs or expenses resulting from the Merger; the risk of litigation related to the Merger; the risks related to disruption of management’s time from ongoing business operations as a result of the Merger; the risk that the Merger may have an adverse effect on the ability of Berry and Amcor to retain key personnel and customers; general economic, market and social developments and conditions; the evolving legal, regulatory and tax regimes under which Berry and Amcor operate; potential business uncertainty, including changes to existing business relationships, that could affect Berry’s and/or Amcor’s financial performance; and other risks and uncertainties identified from time to time in Berry’s and Amcor’s respective filings with the SEC. While the list of risks presented here and in Berry’s and Amcor’s respective filings with the SEC are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties, and other risks may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made only as of the date hereof and neither Berry nor Amcor undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025

Berry Global Group, Inc.

By:	/s/ Jason K. Greene
Name:	Jason K. Greene
Title:	Executive Vice President, Chief Legal Officer and Secretary